SBL Fund

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement dated November 12, 2013

to the Statutory Prospectus and Statement of Additional Information Dated April 22, 2013,

as supplemented from time to time

This supplement provides additional information beyond that contained in the currently effective Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) and should be read in conjunction with the Prospectus and SAI.

Effective immediately, the Prospectus and SAI will be revised substantially as follows:

The first paragraph of the section titled “Portfolio Holdings” on page 20 of the Prospectus will be replaced in its entirety as set forth below.

A description of the Series’ policies and procedures with respect to the disclosure of the Series’ underlying portfolio securities is available in the Series’ Statement of Additional Information.

The second and third paragraphs of the section titled “Market Timing/Short-Term Trading” on page 25 of the Prospectus will be replaced in their entirety as set forth below.

For purposes of applying the Series’ policies, the Investment Manager may consider the trading history of accounts under common ownership or control. In addition, each Series reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Investment Manager reasonably believes that the trading activity would be harmful or disruptive to the Series.

No restrictions are applied to transfers, purchases and redemptions of the Series by certain “funds of funds” within the Series’ group of investment companies that are made (1) as part of the routine allocation and rebalancing transactions for such funds of funds or (2) in order to allow for inflows and outflows of investors in such funds of funds, so long as the market timing policies and procedures for such funds of funds are consistent with the Series’ objective of avoiding disruption due to market timing. This waiver may be extended in the future without notice to permit investments by additional funds of funds in the Series.

In its sole discretion, the Series may revise their market timing procedures at any time without prior notice as they deems necessary or appropriate, including changing the criteria for monitoring market timing and other harmful trading (including without limitation, imposing dollar or percentage limits on transfers).

The first and second sentences of the third paragraph of the section titled “Disclosure of Portfolio Holdings” beginning on page 43 of the SAI will be replaced in their entirety as set forth below.

The Series will publish a complete list of their quarter-end portfolio holdings on the Series’ website at www.guggenheiminvestments.com generally within 60 days of the quarter-end. Such information will remain online for approximately 12 months, or as otherwise required by law.

The first paragraph of the section titled “Investment Management” on page 53 of the SAI will be replaced in its entirety as set forth below.

Guggenheim Partners Investment Management, LLC (“Guggenheim Partners” or the “Investment Manager”) is located at 100 Wilshire Boulevard, 5th Floor, Santa Monica, California 90401, is the investment manager to the Series and is an indirect wholly-owned subsidiary of Guggenheim Capital, LLC, an affiliate of Guggenheim Partners, LLC. Guggenheim Partners, LLC is a global, diversified financial services firm with more than $180 billion in assets under management as of June 30, 2013.

Please Retain This Supplement for Future Reference

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